UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 11, 2015

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On May 11, 2015, Moody National REIT I, Inc. (the “Company”) entered into an Agreement of Purchase and Sale (the “Purchase and Sale Agreement”) for the acquisition of a hotel property located in Austin, Texas, commonly known as the Residence Inn University Area Austin (the “Residence Inn Austin”), for an aggregate purchase price of $25,500,000, excluding acquisition costs and subject to adjustments as set forth in the Purchase and Sale Agreement. The Company intends to finance the acquisition of the Residence Inn Austin with a portion of the remaining proceeds from its public offering and financing secured by the Residence Inn Austin.

The Residence Inn Austin is a select-service hotel facility comprised of 112 guest rooms. The Residence Inn Austin opened on January 14, 2014, and benefits from its proximity to the University of Texas campus, Dell Children’s Hospital, Seton Medical corporate headquarters and the Texas State Capitol.

The acquisition of the Residence Inn Austin is subject to substantial conditions to closing, including: (1) the Company’s ability to obtain appropriate financing secured by the Residence Inn Austin; and (2) the absence of a material adverse change to the Residence Inn Austin prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Residence Inn Austin on the terms described above or at all.

Item 7.01

Regulation FD

On May 15, 2015, the Company distributed a press release announcing that it is under contract for the Residence Inn Austin. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: May 15, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 15, 2015